                                                                 Exhibit (e)(4)

SERVICE REQUEST

             PLATINUM
      Investor(R) VIP
AMERICAN GENERAL LIFE

PLATINUM INVESTOR VIP -- FIXED OPTION

   .   Division 301 - AGL Declared Fixed Interest Account

PLATINUM INVESTOR VIP -- VARIABLE DIVISIONS

AIM Variable Insurance Funds

   .   Division 620/571-G - AIM V.I. International Growth

The Alger American Fund

   .   Division 622/573-G - Alger American Leveraged AllCap

   .   Division 621/572-G - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

   .   Division 623/574-G - VP Value

Credit Suisse Trust

   .   Division 624/575-G - Small Cap Core I

Fidelity Variable Insurance Products

   .   Division 628/579-G - VIP Asset Manager

   .   Division 627/578-G - VIP Contrafund

   .   Division 625/576-G - VIP Equity-Income

   .   Division 630/581-G - VIP Freedom 2020

   .   Division 631/582-G - VIP Freedom 2025

   .   Division 632/583-G - VIP Freedom 2030

   .   Division 626/577-G - VIP Growth

   .   Division 629/580-G - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

   .   Division 636/587-G - VIP Franklin Small Cap Value Securities

   .   Division 633/584-G - VIP Franklin U.S. Government

   .   Division 634/585-G - VIP Mutual Shares Securities

   .   Division 635/586-G - VIP Templeton Foreign Securities

Janus Aspen Series

   .   Division 637/588-G - International Growth

   .   Division 638/589-G - Mid Cap Growth

J.P. Morgan Series Trust II

   .   Division 639/590-G - JPMorgan Small Company

MFS Variable Insurance Trust

   .   Division 641/592-G - MFS VIT New Discovery

   .   Division 640/591-G - MFS VIT Research

Neuberger Berman Advisers Management Trust

   .   Division 642/593-G - AMT Mid-Cap Growth

Oppenheimer Variable Account Funds

   .   Division 643/594-G - Oppenheimer Balanced

   .   Division 644/595-G - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

   .   Division 648/599-G - PIMCO VIT CommodityRealReturn Strategy

   .   Division 646/597-G - PIMCO VIT Real Return

   .   Division 645/596-G - PIMCO VIT Short-Term

   .   Division 647/598-G - PIMCO VIT Total Return

Pioneer Variable Contracts Trust

   .   Division 649/600-G - Pioneer MidCap Value VCT

Putnam Variable Trust

   .   Division 650/601-G - Putnam VT Diversified Income

   .   Division 651/602-G - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

   .   Division 653/604-G - ST Aggressive Growth

   .   Division 652/603-G - ST Balanced

VALIC Company I

   .   Division 654/605-G - International Equities

   .   Division 655/606-G - Mid Cap Index

   .   Division 656/607-G - Money Market I

   .   Division 657/608-G - Nasdaq-100 Index

   .   Division 660/611-G - Science & Technology

   .   Division 659/610-G - Small Cap Index

   .   Division 658/609-G - Stock Index

Van Kampen Life Investment Trust

   .   Division 663/614-G - LIT Growth and Income

Vanguard Variable Insurance Fund

   .   Division 661/612-G - VIF High Yield Bond

   .   Division 662/613-G - VIF REIT Index


AGLC101947                                               Rev1007

[LOGO of AIG(R) American General]                      Variable Universal Life
                                                     Insurance Service Request
American General Life Insurance           Complete and return this request to:
Company ("AGL")                             Variable Universal Life Operations
A member company of American             PO Box 4880 . Houston, TX. 77210-4880
  International Group, Inc.                 (800) 340-2765 or Hearing Impaired
                                                          (TDD) (888) 436-5258
                                                         . Fax: (713) 620-6653

1. [_]POLICY IDENTIFICATION

COMPLETE THIS SECTION FOR ALL REQUESTS.

  POLICY #: __________________________ Insured: ____________

  Address: ____________________________New Address (yes) (no)

  Primary Owner (If other than an insured):_______________

  Address: ______________________________New Address (yes) (no)

  Primary Owner's S.S. No. or Tax I.D. No. _____________ Phone Number: (   )
  ________ - __________

  Joint Owner (If applicable):________________________

  Address: _______________________________New Address (yes) (no)

2. [_]NAME CHANGE

Complete this section if the name of one of the Insured, Owner, Payor or Beneficiary has changed. (Please note, this does not change the Insured, Owner, Payor or Beneficiary designation).

  Change Name Of: (Circle One) Insured Owner Payor      Beneficiary

                                                        Change Name To: (First,
  Change Name From: (First, Middle, Last)               Middle, Last)

  ________________________________________              ___________________________________________

  Reason for Change: (Circle One) Marriage Divorce      Correction Other (Attach
                                                        copy of legal proof)

3. [_]CHANGE IN ALLOCATION PERCENTAGES

Use this section to indicate how premiums or monthly deductions are to be allocated. Total allocation in each column must equal 100%; whole numbers only.

  INVESTMENT DIVISION                                           PREM % DED %
  -------------------                                           ------ -----
  (301) AGL Declared Fixed Interest Account.................... _____  _____
  AIM Variable Insurance Funds
  (620/571-G) AIM V.I. International Growth*................... _____  _____
  The Alger American Fund
  (622/573-G) Alger American Leveraged AllCap.................. _____  _____
  (621/572-G) Alger American MidCap Growth..................... _____  _____
  American Century Variable Portfolios. Inc.
  (623/574-G) VP Value......................................... _____  _____
  Credit Suisse Trust
  (624/575-G) Small Cap Core I*................................ _____  _____
  Fidelity Variable Insurance Products
  (628/579-G) VIP Asset Manager................................ _____  _____
  (627/578-G) VIP Contrafund................................... _____  _____
  (625/576-G) VIP Equity-Income................................ _____  _____
  (630/581-G) VIP Freedom 2020................................. _____  _____
  (631/582-G) VIP Freedom 2025................................. _____  _____
  (632/583-G) VIP Freedom 2030................................. _____  _____
  (626/577-G) VIP Growth....................................... _____  _____
  (629/580-G) VIP Mid Cap...................................... _____  _____
  Franklin Templeton Variable Insurance Products Trust
  (636/587-G) VIP Franklin Small Cap Value Securities*......... _____  _____
  (633/584-G) VIP Franklin U.S. Government..................... _____  _____
  (634/585-G) VIP Mutual Shares Securities..................... _____  _____
  (635/586-G) VIP Templeton Foreign Securities*................ _____  _____
  Janus Aspen Series
  (637/588-G) International Growth*............................ _____  _____
  (638/589-G) Mid Cap Growth................................... _____  _____
  J.P. Morgan Series Trust II
  (639/590-G) JPMorgan Small Company*.......................... _____  _____
  MFS Variable Insurance Trust
  (641/592-G) MFS VIT New Discovery*........................... _____  _____
  (640/591-G) MFS VIT Research................................. _____  _____
  Neuberger Berman Advisers Management Trust
  (642/593-G) AMT Mid-Cap Growth............................... _____  _____
  Oppenheimer Variable Account Funds
  (643/594-G) Oppenheimer Balanced............................. _____  _____
  (644/595-G) Oppenheimer Global Securities*................... _____  _____
  PIMCO Variable Insurance Trust
  (648/599-G) PIMCO VIT CommodityRealReturn Strategy*.......... _____  _____
  (646/597-G) PIMCO VIT Real Return............................ _____  _____
  (645/596-G) PIMCO VIT Short-Term............................. _____  _____
  (647/598-G PIMCO VIT Total Return............................ _____  _____
  Pioneer Variable Contracts Trust
  (649/600-G) Pioneer MidCap Value VCT......................... _____  _____
  Putnam Variable Trust
  (650/601-G) Putnam VT Diversified Income..................... _____  _____
  (651/602-G) Putnam VT Int'l Growth and Income*............... _____  _____
  SunAmerica Series Trust
  (653/604-G) ST Aggressive Growth............................. _____  _____
  (652/603-G) ST Balanced...................................... _____  _____
  VALIC Company I
  (654/605-G) International Equities*.......................... _____  _____
  (655/606-G) Mid Cap Index.................................... _____  _____
  (656/607-G) Money Market I................................... _____  _____
  (657/608-G) Nasdaq-100 Index................................. _____  _____
  (660/611-G) Science & Technology............................. _____  _____
  (659/610-G) Small Cap Index*................................. _____  _____
  (658/609-G) Stock Index...................................... _____  _____
  Van Kampen Life Investment Trust
  (663/614-G) LIT Growth and Income............................ _____  _____
  Vanguard Variable Insurance Fund
  (661/612-G) VIF High Yield Bond.............................. _____  _____
  (662/613-G) VIF REIT Index................................... _____  _____
  Other:______________________                                  _____  _____
                                                                  100%   100%

* If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.

AGLC101947                      Page 2 of 5                        Rev1007

4. [_]MODE OF PREMIUM PAYMENT/BILLING METHOD CHANGE

Use this section to change the billing frequency and/or method of premium payment. Note, however, that AGL will not bill you on a direct monthly basis. Refer to your policy and its related prospectus for further information concerning minimum premiums and billing options.

       Indicate frequency and                        $ _____ Annual $______ Semi-Annual $______ Quarterly
       premium amount desired:

                                                     $_____ Monthly (Bank Draft Only)

       Indicate billing method desired: _______ Direct Bill ____ Pre-Authorized Bank
       Draft (attach a Bank Draft Authorization Form and "Void" Check)

       Start Date: ____/____/___

5. [_]LOST POLICY CERTIFICATE

Complete this section if applying for a Certificate of Insurance or duplicate policy to replace a lost or misplaced policy. If a full duplicate policy is being requested, a check or money order for $25 payable to AGL must be submitted with this request.


    I/we hereby certify that the policy of                                      _____ LOST _____DESTROYED _____ OTHER.
    insurance for the listed policy has been



    Unless I/we have directed cancellation of the policy, I/we request that a:

        _____Certificate of Insurance at no charge

        _____Full duplicate policy at a charge of $25

    be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

6. [_]DOLLAR COST AVERAGING (DCA) ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE)

An amount can be systematically transferred from any one investment option and directed to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for DCA. Please refer to the prospectus for more information on the DCA option.

NOTE: DCA is not available if the Automatic Rebalancing option or GMWB Rider have been chosen.

    Day of the month for transfers ___________(Chose a day of the month between 1-28)


    Frequency
    of
    transfers:    ____ Monthly ____ Quarterly ____ Semi-Annually ____ Annually

    DCA to be made from the following investment option: _________

    Transfer: $__________________ ($100 minimum, whole dollars only)

AIM Variable Insurance Funds
(620) AIM VI International Growth...................................... $ _____
The Alger American Fund
(622) Alger American Leveraged AllCap.................................. $ _____
(621) Alger American MidCap Growth..................................... $ _____
American Century Variable Portfolios, Inc.
(623) VP Value......................................................... $ _____
Credit Suisse Trust
(624) Small Cap Core I................................................. $ _____
Fidelity Variable Insurance Products
(628) VIP Asset Manager................................................ $ _____
(627) VIP Contrafund................................................... $ _____
(625) VIP Equity-Income................................................ $ _____
(630) VIP Freedom 2020................................................. $ _____
(631) VIP Freedom 2025................................................. $ _____
(632) VIP Freedom 2030................................................. $ _____
(626) VIP Growth....................................................... $ _____
(629) VIP Mid Cap...................................................... $ _____
Franklin Templeton Variable Insurance Products Trust
(636) VIP Franklin Small Cap Value Securities.......................... $ _____
(633) VIP Franklin U.S. Government..................................... $ _____
(634) VIP Mutual Shares Securities..................................... $ _____
(635) VIP Templeton Foreign Securities................................. $ _____
Janus Aspen Series
(637) International Growth............................................. $ _____
(638) Mid Cap Growth................................................... $ _____
J.P. Morgan Series Trust II
(639) JPMorgan Small Company........................................... $ _____
MFS Variable Insurance Trust
(641 )MFS VIT New Discovery............................................ $ _____
(640) MFS VIT Research................................................. $ _____
Neuberger Berman Advisers Management Trust
(642) AMT Mid-Cap Growth............................................... $ _____
Oppenheimer Variable Account Funds
(643) Oppenheimer Balanced............................................. $ _____
(644) Oppenheimer Global Securities.................................... $ _____
PIMCO Variable Insurance Trust
(648) PIMCO VIT CommodityRealReturn Strategy........................... $ _____
(646) PIMCO VIT Real Return............................................ $ _____
(645) PIMCO VIT Short-Term............................................. $ _____
(647) PIMCO VIT Total Return........................................... $ _____
Pioneer Variable Contracts Trust
(649) Pioneer MidCap Value VCT......................................... $ _____
Putnam Variable Trust
(650) Putnam VT Diversified Income..................................... $ _____
(651) Putnam VT Int'l Growth and Income................................ $ _____
SunAmerica Series Trust
(653) ST Aggressive Growth............................................. $ _____
(652) ST Balanced...................................................... $ _____
VALIC Company I
(654) International Equities........................................... $ _____
(655) Mid Cap Index.................................................... $ _____
(656) Money Market I................................................... $ _____
(657) Nasdaq-100 Index................................................. $ _____
(660) Science & Technology............................................. $ _____
(659) Small Cap Index.................................................. $ _____
(658) Stock Index...................................................... $ _____
Van Kampen Life Investment Trust
(663) LIT Growth and Income............................................ $ _____
Vanguard Variable Insurance Fund
(661) VIF High Yield Bond.............................................. $ _____
(662) VIF REIT Index................................................... $ _____
Other: _________________                                                $ _____

_____ INITIAL HERE TO REVOKE DCA ELECTION..............................


AGLC101947                      Page 3 of 5                        Rev1007

7. [_]AUTOMATIC REBALANCING

($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option.

Note: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen. Automatic Rebalancing is required if the GMWB Rider has been chosen.

  Indicate frequency _____Quarterly ______Semi-Annually_____ Annually

          (Division Name or Number)             (Division Name or Number)

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  _____ % : ________________          _____ % : _______________

  ______ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

8. [_]AUTHORIZATION FOR TRANSACTIONS

Complete this section if you are applying for or revoking current telephone or e-service privileges.

  I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.

  Initial the designation you prefer:

  _____Policy Owner(s) only -- If Joint Owners, either one acting independently.

  _____Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

  AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

  _____INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

  _____INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

9. [_]CORRECT AGE

Use this section to correct the age of any person covered under this policy. Proof of the correct date of birth must accompany this request.

    Name of Insured for whom this correction is submitted:____________________

    Correct DOB: ____/ ____/___

10. [_]TRANSFER OF ACCUMULATED VALUES

Use this section if you want to transfer money between divisions. The minimum amount for transfers is $500.00. Withdrawals from the AGL Declared Fixed Interest Account to a Variable Division may only be made within the 60 days after a policy anniversary. See transfer limitations outlined in prospectus. If a transfer causes the balance in any division to drop below $500, AGL reserves the right to transfer the remaining balance.Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

                                   (Division Name or             (Division Name or
                                        Number)                       Number)
                               -------------------------     -------------------------

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________

  Transfer $ _____ or  _____ % from_____________________ to  _________________________


AGLC101947                      Page 4 of 5                        Rev1007

11. [_]REQUEST FOR PARTIAL SURRENDER/POLICY LOAN

Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service Request in addition to this section.

    _____ I request a partial surrender of $ ______ or ____ % of the net cash surrender value.

    _____ I request a loan in the amount of $ ______.

    _____ I request the maximum loan amount available from my policy.

Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and Variable Divisions in use.

_____________________________________________________________________

_____________________________________________________________________

_____________________________________________________________________

12. [_]NOTICE OF WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11.

      The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

      Check one: _____I do want income tax withheld from this distribution.

                _____ I do not want income tax withheld from this distribution.

      If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

13. [_]AFFIRMATION/SIGNATURE

Complete this section for ALL requests.

  CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

  Dated at _____________ this _____   day of ________________, __________________
          (City, State)

  X                                          X
  ------------------------------------       ------------------------------------
  SIGNATURE OF OWNER                         SIGNATURE OF WITNESS

  X                                          X
  ------------------------------------       ------------------------------------
  SIGNATURE OF JOINT OWNER                   SIGNATURE OF WITNESS

  X                                          X
  ------------------------------------       ------------------------------------
  SIGNATURE OF ASSIGNEE                      SIGNATURE OF WITNESS

AGLC101947                      Page 5 of 5                        Rev1007